Variable Interest Entities	12 Months Ended
Dec. 31, 2014
Variable Interest Entities [Abstract]
Variable Interest Entities
5.	Variable Interest Entities

VIEs are entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support, or whose equity investors lack the characteristics of a controlling financial interest, such as through voting rights, right to receive the expected residual returns of the entity or obligation to absorb the expected losses of the entity. The variable interest holder, if any, that has a controlling financial interest in a VIE is deemed to be the primary beneficiary and must consolidate the VIE. TRIT is deemed to have a controlling financial interest and be the primary beneficiary of the entities mentioned in Note 1 above, because it has both of the following characteristics:

1.	power to direct activities of a VIE that most significantly impact the entity's economic performance, and

2.	obligation to absorb losses of the entity that could potentially be significant to the VIE or right to receive benefits from the entity that could potentially be significant to the VIE.

TRIT's VIEs included: Tranhold, Yanyu (divested on October 28, 2014) and BSST (deconsolidated on November 27, 2013). TRIT is involved in each VIE and understands the purpose and design of these entities. It also performs a significant role in these entities' ongoing business. It is obligated to absorb losses of the VIE entities as well as benefit from them. Therefore, the VIEs are consolidated in the Company's December 31, 2014 and 2013 consolidated financial statements. These VIEs are continually monitored by the Company to determine if any events have occurred that could cause its primary beneficiary status to change.

On July 26, 2010, the Company signed and executed with BSST a series of contractual agreements with a 25-year, renewable term. These contractual agreements require the pledge of the original shareholders' equity interests and share certificates of the VIEs. At any time during the agreement period, the Company has absolute rights to acquire any portion of the equity interests of those VIEs under no-cost conditions. On August 6, 2010, the effective date of the agreements, the Company became the primary beneficiary of BSST. At the same time, the Company paid the consideration of $3.8 million, including $1,447,000 in cash and 260,000 in the Company's ordinary shares at the market value of $9.05 per share in the amount of $2,353,000. The Company will expand its market in the petrochemical industries through BSST since it is a consulting, engineering, design, system integration and project management services company specializing in the fields of control and instrument automation, safety and emergency response for the oil, gas and petrochemical industries.

These agreements of Tranhold, BSST and Yanyu consist of the following:

Exclusive Technical and Consulting Service Agreement — Each of Yanyu, Tranhold and BSST has entered into an Exclusive Technical and Consulting Service Agreement with TTB, which agreement provides that TTB will be the exclusive provider of technical and consulting services to Yanyu, Tranhold and BSST, as appropriate, and that each of them will in turn pay 90% of its profits (other than net profits allocable to the State-Owned Entities (“SOE”) Shareholder of Yanyu) to TTB for such services. In addition to such payment, Yanyu, Tranhold and BSST agree to reimburse TTB for TTB's expenses (other than TTB's income taxes) incurred in connection with its provision of services under the agreement. Payments will be made on a quarterly basis, with any overpayment or underpayment to be reconciled once each of Tranhold's, Yanyu's and BSST's annual net profits, as applicable, are determined at its fiscal year end. Any payment from TTB to TTII would need to comply with applicable Chinese laws affecting payments from Chinese companies to non-Chinese companies. Although based on this agreement TTB is only entitled to 90% of net profits (other than net profits allocable to the SOE Shareholder of Yanyu), TTB also entitled the remaining share of the net profits of the VIEs through dividends per the Proxy Agreement as discussed below. The Company relies on dividends paid by TTB for its cash needs, and TTB relies on payments from Yanyu, Tranhold and BSST to be able to pay such dividends to the Company.

Management Fee Payment Agreement — Each of the shareholders of Yanyu, Tranhold and BSST (other than Beijing Yanyu Communications Telemetry United New Technology Development Department, a Chinese State Owned Entity (the “SOE Shareholder”) of Yanyu) has entered into a Management Fee Payment Agreement, which provides that, in the event TTB exercises its rights to purchase the equity interests of the Yanyu or Tranhold or BSST shareholders (other than those owned by the SOE Shareholder of Yanyu) under the Equity Interest Purchase Agreements, such shareholders shall pay a Management Fee to TTB in an amount equal to the amount of the Transfer Fee received by the such shareholders under the Equity Interest Purchase Agreement.

Proxy Agreement — Each of the shareholders of Yanyu, Tranhold and BSST (other than the SOE Shareholder of Yanyu) has executed a Proxy Agreement authorizing TTB to exercise any and all shareholder rights associated with his ownership in Yanyu or Tranhold or BSST, as appropriate, including the right to attend shareholders' meetings, the right to execute shareholders' resolutions, the right to sell, assign, transfer or pledge any or all of the equity interest in Yanyu or Tranhold or BSST, as appropriate, and the right to vote such equity interest for any and all matters.

Equity Interest Pledge Agreement — TTB and the shareholders of each of Tranhold, BSST and Yanyu, (other than the SOE Shareholder of Yanyu) have entered in Equity Interest Pledge Agreements, pursuant to which each such shareholder pledges all of his shares of Tranhold, Yanyu or BSST, as appropriate, to TTB. If Tranhold, Yanyu or BBST or any of its respective shareholders (other than the SOE Shareholder of Yanyu) breaches its respective contractual obligations, TTB, as pledgee, will be entitled to certain rights, including the right to foreclose on the pledged equity interests. Such Tranhold, BSST and Yanyu shareholders have agreed not to dispose of the pledged equity interests or take any actions that would prejudice TTB's interest. According to this agreement, TTB has absolute rights to obtain any and full dividends related to the equity interest pledged during the term of the pledge.

Exclusive Equity Interest Purchase Agreement — Each of the shareholders of Tranhold, Yanyu and BSST (other than the SOE Shareholder of Yanyu) has entered into an Exclusive Equity Interest Purchase Agreement, which provides that TTB will be entitled to acquire such shares from the current shareholders upon certain terms and conditions, if such a purchase is or becomes allowable under PRC laws and regulations. The Exclusive Equity Interest Purchase Agreement also prohibits the current shareholders of each of Tranhold, Yanyu and BSST, (other than the SOE Shareholder of Yanyu) from transferring any portion of their equity interests to anyone other than TTB. TTB has not yet taken any corporate action to exercise this right of purchase, and there is no guarantee that it will do so or will be permitted to do so by applicable law at such time as it may wish to do so.

Operating Agreements — TTB, Tranhold, Yanyu and each of their respective shareholders (other than the SOE Shareholder of Yanyu) have entered into an Operating Agreement on July 3, 2009, TTB, BSST and each of their respective shareholders have entered into an Operating Agreement on July 26, 2010, which requires TTB to guarantee the obligations of each of Tranhold, Yanyu and BSST in their business arrangements with third parties. Each of Tranhold, Yanyu and BSST, in return, agrees to pledge its accounts receivable and all of its assets to TTB. Moreover, each of Tranhold, Yanyu and BSST, agrees that without the prior consent of TTB, such company will not engage in any transactions that could materially affect its assets, liabilities, rights or operations, including, without limitation, incurrence or assumption of any indebtedness, sale or purchase of any assets or rights, incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party or transfer of any agreements relating to its business operation to any third party. Pursuant to these operating agreements, TTB provides guidance and instructions on each of Tranhold, Yanyu and BSST's daily operations and financial affairs. The contracting shareholders of each of Tranhold, Yanyu and BSST, must designate the candidates recommended by TTB as their representatives on their respective boards of directors. TTB has the right to appoint and remove senior executives of each of Tranhold, Yanyu and BSST.

In March 2014, the shareholders of Yanyu (other than the SOE Shareholder of Yanyu) transferred their equity interests in Yanyu to Zhi Shui Yuan, and the operating agreement, the contractual agreements between TTB, Yanyu and its shareholders (other than the SOE Shareholder of Yanyu) were terminated. In order to enable the Company to continue to exercise control over Yanyu and consolidate its financial results in accordance with U.S. GAAP, TTB, Zhi Shui Yuan and its shareholders entered into a series of contractual agreements on March 25, 2014, including the exclusive business cooperation agreement, the exclusive option agreements, the loan agreements, the equity interest pledge agreements and powers of attorney, as amended and restated. On October 8, 2014, TTB entered into a sales and purchase agreement with Sino Power Limited and an affiliate of Sino Power Limited (collectively, “Sino Power”), Yanyu, Zhi Shui Yuan and its nominee shareholders, for divestiture of TTB's interest in Yanyu to Sino Power. In addition, on October 8, 2014, Sino Power entered into an equity interest transfer agreement with the nominee shareholders of Yanyu, pursuant to which Sino Power acquired 100% equity interests in Zhi Shui Yuan. The contractual agreements between TTB, Zhi Shui Yuan and its shareholders were terminated with effect from October 28, 2014.

After Mr. Phil Fan tendered his resignation as a director and Chief Executive Officer of the Company on March 14, 2015, Mr. Phil Fan entered into an equity interest transfer agreement to transfer the equity interests he held in Tranhold to Mr. Warran Zhao on June 1, 2015. Mr. Phil Fan also entered into an assignment agreement on June 1, 2015 with TTB, Tranhold and other existing shareholders of Tranhold, under which he transferred and assigned his contractual rights and obligations as a nominee shareholder of Tranhold under the contractual agreements between TTB, Tranhold and its shareholders, to Mr. Warran Zhao.

During several unsettled disputes between the Company and Mr. Guang Cheng, the former CEO of the Company and a shareholder of BSST, Mr. Guang Cheng challenged the validity of the contractual agreements between TTB and BSST, and alleged to unilaterally terminate the contractual agreements of BSST.

Assets recognized as a result of consolidating VIEs do not represent additional assets that could be used to satisfy claims against the Company's general assets. Conversely, liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets; rather, they represent claims against the specific assets of the consolidated VIEs.

The Company is the primary beneficiary of VIEs. Accordingly, the assets and liabilities of VIEs are included in the accompanying consolidated balance sheets.

The Company had deconsolidated BSST on November 27, 2013.

On October 28, 2014, the Zhi Shui Yuan controlling interest in Yanyu was formally transferred to the buyer, therefore, the Company deconsolidated Yanyu at such time.

The following is consolidated VIEs assets and liabilities as of December 31, 2014 and 2013, which exclude intercompany balances that are eliminated among the VIEs. The consolidated VIEs assets and liabilities as of December 31, 2014 only include Tranhold's assets and liabilities, and the consolidated VIEs assets and liabilities as of December 31, 2013 include Tranhold and Yanyu's assets and liabilities.

	December 31, 2014	December 31, 2013
ASSETS

Current assets:
Cash	83,442	1,632,853
Restricted cash	266,170	178,211
Accounts Receivable, net	1,918,376	17,735,189
Unbilled revenue	557,277	1,732,585
Other receivables	10,601,297	15,764,603
Inventories	1,314,186	5,942,993
Deposits on projects	1,848	1,217,334
Deferred cost of projects	14,035,122	14,394,579
Total current assets	28,777,718	58,598,347
Long-term unbilled revenue
Plant and equipment, net	24,557	442,159
Intangible assets, net	221,830	969,069
Total Assets	29,024,105	60,009,575
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	1,272,965	5,445,937
Costs accrual on projects	777,866	8,062,678
Advance from customers	15,540,952	15,680,087
Loan from third party companies and individual	-	463,908
Other payables	6,284,332	16,528,521
Tax payables	1,035,161	2,172,180
Deferred income taxes	-	246,987
Short-term bank borrowing	-	5,889,860
Total current liabilities	24,911,276	54,490,158
Total Liabilities	24,911,276	54,490,158

For the year ended December 31, 2014, the financial performance of the VIEs reported in the consolidated statements of comprehensive loss includes sales of approximately $4,469,228, cost of sales of approximately $3,956,513, operating expenses of approximately $5,375,065 and net loss before noncontrolling interest of approximately $4,600,983.

For the year ended December 31, 2013, the financial performance of the VIEs reported in the consolidated statements of comprehensive loss includes revenue of approximately $28,819,374, cost of sales of approximately $23,306,227, operating expenses of approximately $8,787,345 and net loss before noncontrolling interest of approximately $3,632,028.

For the year ended December 31, 2012, the financial performance of the VIEs reported in the consolidated statements of sales revenue of approximately $38,666,647, cost of sales of approximately $ 30,146,293, operating expenses of approximately $9,961,179 and net loss before noncontrolling interest of approximately $1,788,241.